UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                              _____

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported)

                          April 10, 2007

                     Holmes Master Issuer plc
    (Exact name of issuing entity as specified in its charter)
                      Holmes Funding Limited
      (Exact name of depositor as specified in its charter)
                        Abbey National plc
       (Exact name of sponsor as specified in its charter)

       England and Wales              333-139944              N/A
  (State or other jurisdiction       (Commission        (IRS Employer
       of incorporation)             File Number)         ID Number)

          Abbey National House
            2 Triton Square
             Regent's Place
                 London                         NW1 3AN
-------------------------------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

Registrant's Telephone Number,                +44 (0)20 7612 4000
including area code:
                                    No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


{box} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{box} Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{box} Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

{box} Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            EXHIBIT NO.  DESCRIPTION OF EXHIBIT

            1.1          Underwriting Agreement
            4.4.1        Amended and Restated Master Issuer Deed of Charge
            4.5.1        Third Amended and Restated Funding Deed of Charge
            4.6.1        Amended and Restated Master Issuer Trust Deed
            4.7 Amended and Restated Master Issuer Paying Agent and Agent Bank Agreement
            4.10         Fourth Amended and Restated Servicing Agreement
            10.3.1       Series 1 Class A1 Master Issuer Dollar Currency Swap
                         Agreement
            10.3.2       Series 2 Class A Master Issuer Dollar Currency Swap
                         Agreement
            10.3.3       Series 3 Class A1 Master Issuer Dollar Currency Swap
                         Agreement
            10.3.4       Series 4 Class A Master Issuer Dollar Currency Swap
                         Agreement
            10.3.5       Series 1 Class B1 Master Issuer Dollar Currency Swap
                         Agreement
            10.3.6       Series 1 Class C1 Master Issuer Dollar Currency Swap
                         Agreement
            10.3.7       Series 2 Class C1 Master Issuer Dollar Currency Swap
                         Agreement
            10.5         Issue 2007-1 Start-up Loan Agreement
            10.6 Further Amended and Restated Master Definitions and Construction Schedule
            10.7 Amended and Restated Master Issuer Definitions and Construction Schedule

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOLMES MASTER ISSUER PLC,



                              By: /s/ Martin McDermott
                              Name: Martin McDermott
                              Title:   Director




Dated:  April 3, 2007

                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION OF EXHIBIT
1.1          Underwriting Agreement
4.4.1        Amended and Restated Master Issuer Deed of Charge
4.5.1        Third Amended and Restated Funding Deed of Charge
4.6.1        Amended and Restated Master Issuer Trust Deed
4.7          Amended and Restated Master Issuer Paying Agent and Agent Bank
             Agreement
4.10         Fourth Amended and Restated Servicing Agreement
10.3.1       Series 1 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.2       Series 2 Class A Master Issuer Dollar Currency Swap Agreement
10.3.3       Series 3 Class A1 Master Issuer Dollar Currency Swap Agreement
10.3.4       Series 4 Class A Master Issuer Dollar Currency Swap Agreement
10.3.5       Series 1 Class B1 Master Issuer Dollar Currency Swap Agreement
10.3.6       Series 1 Class C1 Master Issuer Dollar Currency Swap Agreement
10.3.7       Series 2 Class C1 Master Issuer Dollar Currency Swap Agreement
10.5         Issue 2007-1 Start-up Loan Agreement
10.6         Further Amended and Restated Master Definitions and Construction
             Schedule
10.7         Amended and Restated Master Issuer Definitions and Construction
             Schedule